UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2025

Great Lakes Dredge & Dock Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33225 (Commission File Number)	20-5336063
(State or other jurisdiction of incorporation)		(I.R.S. Employer Identification No.)

9811 Katy Freeway, Suite 1200, Houston, TX		77024
(Address of principal executive offices)		(Zip Code)

(346) 359-1010

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (Par Value $0.0001)	GLDD	Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory

Arrangements of Certain Officers.

Expansion of Board of Directors and Election of New Director

On January 5, 2025, the Board elected Dana Armstrong as a director, effective immediately. Also on January 5, 2025, the Board increased the size of the Board from six to seven members. At this time, the Company has not made a determination regarding any Board committee assignments for Ms. Armstrong.

Since 2020, Ms. Armstrong has served as Executive Vice President and Chief Financial Officer of Excelerate Energy, Inc. (NYSE:EE), the world’s leading provider of floating storage and regasification units and downstream Liquified Natural Gas infrastructure. Previously, Ms. Armstrong served as Senior Vice President and Chief Financial Officer of Scientific Drilling International, a global energy services provider and manufacturer specializing in high accuracy wellbore placement and drilling solutions from 2015 - 2020; and held various financial positions from 2007 - 2015, including Vice President and Global Treasurer at Ion Geophysical Corporation, provider of geophysical technology, services, and solutions to the global oil and gas industry.

Ms. Armstrong holds a Bachelor’s degree in Accounting and Master’s degree in Finance from the University of Houston, C.T. Bauer College of Business. Ms. Armstrong is also a licensed Certified Public Accountant in the State of Texas.

Ms. Armstrong will receive the standard compensation payable to non-employee directors of the Company, which is an annual retainer of $160,000, payable quarterly in arrears and generally payable 50% in cash and 50% in grants of fully vested shares of the Company's common stock at the end of each fiscal quarter.

There are no arrangements or understandings between Ms. Armstrong and any other person pursuant to which Ms. Armstrong was selected as a director of the Company. Neither Ms. Armstrong nor any of her immediate family members have been a party to any transaction or current proposed transaction with the Company that is reportable under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Number Exhibit

99.1 Press Release of Great Lakes Dredge & Dock Corporation dated January 8, 2025.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION

By:	/s/Vivienne R. Schiffer
Vivienne R. Schiffer
Senior Vice President, Chief Legal Officer, Chief Compliance Officer and Corporate Secretary

Date: January 8, 2025